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                                                                  EXHIBIT 10.60

                         Transworld HealthCare, Inc.
                              75 Terminal Avenue
                            Clark, New Jersey 07066



                                                           June 12, 1997

Health Management, Inc
1371-A Abbott court
Buffalo Grove, Illinois 60089

Ladies and Gentlemen:

      Reference is made to the Agreement and Plan of Merger, dated as of November 13, 1996, as amended by letter agreements, dated November 27, 1996, December 12, 1996, December 23, 1996, January 10, 1997, January 13, 1997 and March 26, 1997, among Transworld HealthCare, Inc. ("Transworld"), IMH Acquisition Corp. ("Newco"), and Health Management, Inc. (as amended, the "Merger Agreement").

      The parties hereto agrees as follows:

      1. Section 8.1(a)(iv) of the Merger Agreement is hereby amended by changing the date "June 30, 1997" to "July 31, 1997."

      2. Section 8.1(c) of the Merger Agreement is hereby amended by changing the date "June 30, 1997" to "July 31, 1997."

      Except to the extent amended hereby, the Merger Agreement shall remain in full force and effect and nothing herein shall affect, of be deemed to be a waiver of, the other terms and provisions of the Merger Agreement.

      The effectiveness of this amendment shall subject, at the option of Transwrold and Newco, to the receipt by Transworld of the written consent to this amendment by the lenders (the "Banks") party to the Credit Agreement, dated as of July 31, 1996, as amended, among Transworld, the Banks and Bankers Trust Company, as agent. If the written consent of the Banks has not been obtained on or prior to July 11, 1997, then at any time thereafter Transworld may, in its sole discretion, terminate this amendment (in which case this amendment shall be null and void ab initio).

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Health Management, Inc.
June 12, 1997
Page 2


      If this letter correctly sets forth our understanding with respect to the foregoing matters, kindly execute and return the enclosed copy of this letter to evidence our binding agreement.


                                            Very truly yours,

                                            TRANSWORLD HEALTHCARE, INC.

                                            BY /s/ Robert W. Fine
                                              ----------------------------
                                              Name:  Robert W. Fine
                                              Title: President


                                              IMH ACQUISITION CORP.

                                            BY /s/ Robert W. Fine
                                              ----------------------------
                                              Name:  Robert W. Fine
                                              Title: President

AGREED TO:

HEALTH MANAGEMENT, INC.

BY: /s/ Wm. James Nicol
   --------------------------
   Name:  Wm. James Nicol
   Title: President and Chief
          Executive Officer